SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 4, 2004

                       Monolithic System Technology, Inc.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)


            000-32929                             77-0291941
     Commission File Number                    (I.R.S. Employer
                                            Identification Number)






                               1020 Stewart Drive
                           Sunnyvale, California 94085
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (408) 731-1800

ITEM 7.      Exhibits

    (c) Exhibit 99.1 which is a press release issued by Monolithic System Technology, Inc. on August 4, 2004 is being furnished with this report pursuant to Item 12 (a).

ITEM 12.     Results of Operations and Financial Condition

The following information is being provided under Item 12:

     (a) The following information is being furnished by Monolithic System Technology, Inc. as required by Item 12 (a) and shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934.

             On August 4, 2004, Monolithic System Technology, Inc. issued a press release announcing results for the second quarter ended June 30, 2004. A copy of this press release is furnished as
             Exhibit 99.1 to this report and is incorporated by reference in response to Item 12 (a).

      Exhibits
      --------

      99.1 Financial information for Monolithic System Technology, Inc. for the second quarter ended June 30, 2004 as presented in a press release dated August 4, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                               Monolithic System Technology, Inc.


                               By:   /s/ Mark Voll
                                     -------------------------------------------
                                     Name:  Mark Voll
                                     Title: Vice President, CFO and Secretary
                                    August 4, 2004